Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,667,500.25
Previously Paid Amount	1,377.90
Total Fee Amount	1,196.96
Total Offset Amount	0.00
Net Fee	$ 0.00